UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

AMENDMENT NO. 1 TO

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Original Report (earliest event reported): January 24, 2008

APPLE REIT EIGHT, INC.

(Exact name of registrant as specified in its charter)

Virginia	333-140548	20-8268625
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

814 East Main Street, Richmond, Virginia	23219
(Address of principal executive offices)	(Zip Code)

(804) 344-8121

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Apple REIT Eight, Inc. hereby amends Item 9.01 of its Current Report on Form 8-K dated January 24, 2008 and filed (by the required date) on January 28, 2008 for the purpose of filing certain financial statements and information. In accordance with Rule 12b-15 under the Securities Exchange Act of 1934, as amended, this Amendment No. 1 sets forth the complete text of the item as amended.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial statements of business acquired.

Florida Hotel

North Carolina Hotel

(b)	Pro forma financial information.

The below pro forma financial information pertains to the hotels referred to in the financial statements (see (a) above) and to a separate group of recently purchased hotels.

Apple REIT Eight, Inc. (Unaudited)

Pro Forma Condensed Consolidated Balance Sheet as of December 31, 2007	30
Notes to Pro Forma Condensed Consolidated Balance Sheet	32
Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 2007	33
Notes to Pro Forma Condensed Consolidated Statement of Operations	38

(c)	Shell company transactions.

Not Applicable.

(d)	Exhibits.

None.

J. Randall Graham, CPA

Certified Public Accountant

1616 –A Metropolitan Circle

Tallahassee, Florida 32308

(850) 385-3711

(850) 385-3860 (fax)

jrgcpa@nettally.com

INDEPENDENT AUDITORS’ REPORT

The Board of Directors

Carlton Hospitality, LLC

We have audited the accompanying balance sheet of Carlton Hospitality, LLC as of December 31, 2007, and the related statements of operations, member’s equity, and cash flows for the year then ended. These financial statements are the responsibility of the Carlton Hospitality, LLC’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of Carlton Hospitality, LLC’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Carlton Hospitality, LLC as of December 31, 2007, and the results of its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

/s/ J. Randall Graham, CPA

Tallahassee, FL

January 23, 2008

CARLTON HOSPITALITY, LLC

BALANCE SHEET

AS OF DECEMBER 31, 2007

2007
Assets
Current assets:
Cash and cash equivalents	$221,518
Cash restricted per note payable covenants	52,907
Accounts receivable	6,972

Total current assets	281,397

Property and equipment:
Building and improvements	6,255,001
Furniture, fixtures, and equipment	1,275,890

Total property and equipment	7,530,891
Less accumulated depreciation	(1,320,221)

Property and equipment, net	6,210,670

Other assets:
Loan fees and other Startup Costs	473,570
Franchise Fee	60,000

Total other assets	533,570
Less accumulated amortization	(64,131)

Other assets, net	469,439

Total assets	$6,961,506

Liabilities and Member’s Equity
Current liabilities:
Accounts payable and accrued expenses	$203,786
Room revenues received in advance	21,900
Current portion of long-term debt	133,494

Total current liabilities	359,180
Long-term obligations	5,996,566

Total liabilities	6,355,746
Member’s Equity	605,760

Total liabilities and member’s equity	$6,961,506

See accompanying notes to financial statements.

CARLTON HOSPITALITY, LLC

STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2007

2007
Revenues:
Room	$2,699,740
Telephone, pantry, vending and movies	51,045
Food and beverage	128,497
Rentals and meeting rooms	43,802
Banquet and other income	94,781

Total revenues	3,017,865

Costs and expenses:
Operating Costs (excluding staffing costs)	326,719
Staff salaries, taxes and benefits	673,184
Food and beverage	106,280
General and administrative	115,428
Marketing	16,291
Repairs and Maintenance	50,333
Utilities	205,461
Franchise and related fees	257,993
Insurance and taxes	218,033

Total costs and expenses	1,969,722

Income before other expense	1,048,143

Other expense:
Depreciation and amortization	841,337
Interest Expense	541,140
Land lease payments	43,000

Total other expense	1,425,477

Net loss	$(377,334)

See accompanying notes to financial statements.

CARLTON HOSPITALITY, LLC

STATEMENT OF MEMBER’S EQUITY

YEAR ENDED DECEMBER 31, 2007

2007
Balance, December 31, 2006	$1,608,094
Distributions	(625,000)
Net loss	(377,334)

Balance, December 31, 2007	$605,760

See accompanying notes to financial statements.

CARLTON HOSPITALITY, LLC

STATEMENT OF CASH FLOWS

YEAR ENDED DECEMBER 31, 2007

2007
Cash flows from operating activities:
Net loss	$(377,334)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation	806,864
Amortization of loan fees and franchise fees	34,473
Changes in certain operating assets and liabilities:
Increase in room revenues received in advance	21,900
Accounts receivable, net	1,440
Accounts payable and accrued liabilities	151,713

Net cash provided by operating activities	639,056

Cash flows from investing activities:
Additions to property and equipment	(14,916)
Refunds of certain startup costs	54,670
Additions to restricted cash	(10,694)

Net cash provided by investing activities	29,060

Cash flows from financing activities:
Distributions to members	(625,000)
Payments on long-term debt	(69,940)

Net cash used by financing activities	(694,940)

Net (decrease) increase in cash and cash equivalents	(26,824)
Cash and cash equivalents, beginning of year	248,342

Cash and cash equivalents, end of year	$221,518

Supplemental information for statement of cash flows:
Interest paid in cash during 2007 was $541,140.

See accompanying notes to financial statements.

CARLTON HOSPITALITY, LLC

NOTES TO FINANCIAL STATEMENTS

(1)	Organization

Carlton Hospitality, LLC, is a Florida limited liability company which owns and operates a hotel property commonly known as the Hilton Garden Inn Tallahassee Central, (the “Hotel”) located in Tallahassee, Florida. Hotel operations began on March 24, 2006.

On November 2, 2007, Apple Eight Hospitality Ownership, Inc, a Virginia corporation, entered into a contract with Carlton Hospitality, LLC to acquire the Hotel.

The accompanying financial statements have been prepared for purposes of enabling Apple Eight Hospitality Ownership, Inc. to comply with certain requirements of the Securities and Exchange Commission.

(2)	Summary of Significant Accounting Policies

(a)	Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(b)	Cash and Cash Equivalents

Cash and cash equivalents include cash on hand, cash held in financial institutions, and other highly liquid short term investments with original maturities of three months or less when purchased.

(c)	Restricted Cash

Pursuant to note agreements, Carlton Hospitality, LLC is required to maintain certain cash reserves for the replacement of and additions to furniture, fixtures, and equipment. The unexpended reserve, classified as restricted cash, totaled $52,907 as of December 31, 2007.

(d)	Property and Equipment

Property and equipment are recorded at cost. Depreciation is computed on the straight-line basis and the double declining balance method over the following estimated useful lives:

Building and improvements	10 to 39 years
Furniture, fixtures, and equipment	3 to 7 years

Furniture, fixtures, and equipment consist primarily of room furniture, fixtures, kitchen equipment, computer equipment, and operating equipment. Operating equipment consists primarily of china, glassware, silverware, pots and pans, and linen and is depreciated over three to seven years.

Repairs and maintenance are charged to expense as incurred.

Costs directly associated with the acquisition, development, and construction of the Hotel properties are capitalized. Such costs include interest, property taxes, insurance, pre-acquisition expenditures, and other direct costs incurred during the construction period.

Carlton Hospitality, LLC records impairment losses on property and equipment according to the provisions of statement of Financial Accounting Standards SFAS No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets. Whenever events or circumstances indicate that the carrying amount of property or equipment may not be fully recoverable, the carrying amount will be evaluated for impairment.

When the undiscounted cash flows estimated to be generated by such property and equipment (excluding interest) are less than its carrying amount, it is considered impaired and the related carrying value of the property and equipment is adjusted to its estimated fair value. Long-lived assets that are held for disposal are reported at the lower of the assets’ carrying amount or estimated fair value less estimated costs of disposal. The estimation of fair value is inherently uncertain and relies on assumptions regarding current and future economics, market conditions, and the availability of capital. The management of Carlton Hospitality, LLC believes that there has been no impairment of the carrying value of its property and equipment assets as of December 31, 2007.

(e)	Other Assets

Other assets consist primarily of loan fees and license agreements which are being amortized on a straight line basis over the life of the related loan or license agreement. The straight line basis approximates the effective interest method of amortization for loan fees.

(f)	Income Taxes

No federal or state income taxes are payable by Carlton Hospitality, LLC, and therefore, no tax provision has been reflected in the accompanying financial statements. Any federal or state income taxes due are the responsibility of the members of Carlton Hospitality, LLC.

(g)	Fair Value of Financial Instruments

For certain financial instruments, including cash and cash equivalents, accounts receivable, accounts payable, and accrued liabilities, recorded amounts approximate fair value due to the relatively short-term nature of these instruments.

The fair value of the Carlton Hospitality, LLC’s long-term obligations are estimated based on the current rates available to the Carlton Hospitality, LLC for instruments of the same remaining maturities and terms. The estimated fair value of the Carlton Hospitality, LLC’s long term obligations as of December 31, 2007 is $6,130,060. Management believes that the interest rates on the Carlton Hospitality, LLC’s existing debt instruments approximate the rates it could obtain on a current basis. The fair value amount does not necessarily represent the amount that would be required to satisfy the debt obligation.

(h)	Revenue Recognition

Revenue is recognized as earned which generally occurs daily based upon room rentals and as other services are provided.

(3)	Franchise and License Agreements

The Hotel has a license agreement with Hilton Inns, Inc. (“Hilton”), a Delaware corporation, to operate the Hotel under the name Hilton Garden Inn. The license agreement has a 20 year term. The Hotel paid total initial fees of $60,000 to acquire the license agreement, which has been capitalized as other assets. The license agreement entitles Hilton to a monthly program fee equal to 4% of gross room revenues, as defined, in the license agreement. The amount of the monthly program fee is subject to change from time to time, with the increases not to exceed 1% of the Hotel’s gross room revenue in any calendar year, and the cumulative increases in the monthly program fee, during the term of the agreement, will not exceed 5% of gross room revenue.

The license agreement also requires payment to Hilton of monthly royalty fees equal to 5% of gross room revenues.

The license fee payments totaled $257,993 for the year ended December 31, 2007.

(4)	Long-Term Obligations

Long-term obligations consist of the following as of December 31, 2007:

Mortgage note payable:
Interest only at WSJ prime rate plus 50 basis points payable monthly through May 1, 2007. Principal and interest payments at prime plus 50 basis points amortized over 20 years payable monthly commencing June 1, 2007 with a balloon payment due on May 31, 2011. Option to renew (with certain conditions being met) for an additional 5 years to May 31, 2016. Secured by a mortgage on all real and personal property. A prepayment penalty of up to 3% may be imposed for early payoff of the note	$6,130,060
Less current portion	(133,494)

$5,996,566

Long term obligation maturities as of December 31, 2007 are as follows:

Notes payable
2008	133,494
2009	144,215
2010	155,797
2011	5,696,554
Thereafter	-0-

$6,130,060

(5)	Lease Obligations

Carlton Hospitality, LLC has entered into a net/net land lease for the land on which the Hotel building and improvements are located. The term of the lease is for 85 years, ending on December 31, 2089. The basic rent under the lease is $3333.33. On the 5th anniversary of the lease (January 1, 2009), and on each 5th January 1 thereafter, the basic rent shall be increased by the percentage increase in the consumer price index from January 1, 2004. Carlton Hospitality, LLC, as lessee, is responsible for payment of all expenses of every kind associated with the land being leased. All ownership rights to the buildings and improvements remaining on the land at the lease termination date will transfer to the lessor.

(6)	Commitments and Contingencies

(a)	Environmental Matters

Carlton Hospitality, LLC follows a policy of monitoring its property for the presence of hazardous or toxic substances. Carlton Hospitality, LLC is not aware of any environmental liability with respect to the

CARLTON HOSPITALITY, LLC

NOTES TO FINANCIAL STATEMENTS—(Continued)

property that would have a material adverse effect on Carlton Hospitality, LLC’s business, assets, or results of operations. There can be no assurance that such a material environmental liability does not exist. The existence of any such material environmental liability could have an adverse effect on Carlton Hospitality, LLC’s results of operations and cash flow.

(b)	General Uninsured Losses

Carlton Hospitality, LLC is covered by commercial liability, fire, and extended coverage with respect to the property. This coverage has policy specification and insured limits customarily carried for similar properties. However, certain types of losses (such as from hurricanes and floods) may be either uninsurable or not economically insurable. Further, the Hotel property is located in an area that is subject to hurricane activity and possible floods. Should the Hotel sustain damage as a result of a hurricane, or flood, Carlton Hospitality, LLC may incur losses due to insurance deductibles, co-payments on insured losses, or uninsured losses. In addition, although Carlton Hospitality, LLC’s existing policies of insurance covering property damage do not exclude coverage for acts of terrorism, it is possible that such an exclusion could be imposed by an insurance carrier upon future policy renewal, in which case any losses from acts of terrorism might be uninsured. Should an uninsured loss occur, Carlton Hospitality, LLC could lose some or all of its capital investment, cash flow, and anticipated profits related to the Hotel property.

(c)	Claims/Litigation

Certain claims have arisen against Carlton Hospitality, LLC in its normal course of business. Carlton Hospitality, LLC believes that such claims will not have a material adverse effect on Carlton Hospitality, LLC’s financial position, cash flow, or results of operations.

J. Randall Graham, CPA

Certified Public Accountant

1616 –A Metropolitan Circle

Tallahassee, Florida 32308

(850) 385-3711

(850) 385-3860 (fax)

jrgcpa@nettally.com

INDEPENDENT AUDITORS’ REPORT

The Board of Directors

Carlton Hospitality, LLC

We have audited the accompanying balance sheet of Carlton Hospitality, LLC as of December 31, 2006, and the related statements of operations, member’s equity, and cash flows for the year then ended. These financial statements are the responsibility of the Carlton Hospitality, LLC’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of Carlton Hospitality, LLC’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Carlton Hospitality, LLC as of December 31, 2006, and the results of its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

/s/ J. Randall Graham, CPA

Tallahassee, FL

January 23, 2008

CARLTON HOSPITALITY, LLC

BALANCE SHEET

AS OF DECEMBER 31, 2006

2006
Assets
Current assets:
Cash and cash equivalents	$248,342
Cash restricted per note payable covenants	42,213
Accounts receivable	8,412

Total current assets	298,967

Property and equipment:
Building and improvements	6,255,001
Furniture, fixtures, and equipment	1,260,974

Total property and equipment	7,515,975
Less accumulated depreciation	(513,357)

Property and equipment, net	7,002,618

Other assets:
Loan fees and other Startup Costs	528,240
Franchise Fee	60,000

Total other assets	588,240
Less accumulated amortization	(29,658)

Other assets, net	558,582

Total assets	$7,860,167

Liabilities and Member’s Equity
Current liabilities:
Accounts payable	$38,108
Accrued payroll and sales taxes	13,965
Current portion of long-term debt	69,940

Total current liabilities	122,013
Long-term obligations	6,130,060

Total liabilities	6,252,073
Member’s Equity	1,608,094

Total liabilities and member’s equity	$7,860,167

See accompanying notes to financial statements.

CARLTON HOSPITALITY, LLC

STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2006

2006
Revenues:
Room	$1,924,880
Telephone, pantry, vending and movies	35,202
Food and beverage	77,994
Rentals and meeting rooms	14,576
Banquet and other income	58,008

Total revenues	2,110,660

Costs and expenses:
Operating Costs (excluding staffing costs)	319,770
Staff salaries, taxes and benefits	584,648
Food and beverage	87,412
General and administrative	121,021
Marketing	18,526
Repairs and Maintenance	23,771
Utilities	152,789
Franchise and related fees	181,981
Insurance and taxes	73,865

Total costs and expenses	1,563,783

Income before other expense	546,877

Other expense:
Depreciation and amortization	543,015
Interest expense	358,520
Land Lease Payments	32,248

Total other expense	933,783

Net loss	$(386,906)

See accompanying notes to financial statements.

CARLTON HOSPITALITY, LLC

STATEMENT OF MEMBER’S EQUITY

YEAR ENDED DECEMBER 31, 2006

2006
Balance, December 31, 2005	$2,100,000
Distributions	(105,000)
Net loss	(386,906)

Balance, December 31, 2006	$1,608,094

See accompanying notes to financial statements.

CARLTON HOSPITALITY, LLC

STATEMENT OF CASH FLOWS

YEAR ENDED DECEMBER 31, 2006

2006
Cash flows from operating activities:
Net loss	$(386,906)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation	513,357
Amortization of loan fees and franchise fees	29,658
Changes in certain operating assets and liabilities:
Accounts receivable, net	(8,412)
Accounts payable and accrued liabilities	52,073

Net cash provided by operating activities	199,770

Cash flows from investing activities:
Additions to property and equipment	(6,016,836)
Additions to restricted cash	(42,213)

Net cash used in investing activities	(6,059,049)

Cash flows from financing activities:
Distributions to members	(105,000)
Proceeds from long-term financing	6,200,000

Net cash provided by financing activities	6,095,000

Net (decrease) increase in cash and cash equivalents	235,721
Cash and cash equivalents, beginning of year	12,621

Cash and cash equivalents, end of year	$248,342

Supplemental information for statement of cash flows:
Interest paid in cash during 2006 was $ 525,419 of which $166,899 was capitalized as construction period interest.

See accompanying notes to financial statements.

CARLTON HOSPITALITY, LLC

NOTES TO FINANCIAL STATEMENTS

(1)	Organization

Carlton Hospitality, LLC, is a Florida limited liability company which owns and operates a hotel property commonly known as the Hilton Garden Inn Tallahassee Central, (the “Hotel”) located in Tallahassee, Florida. Hotel operations began on March 24, 2006.

On November 2, 2007, Apple Eight Hospitality Ownership, Inc, a Virginia corporation, entered into a contract with Carlton Hospitality, LLC to acquire the Hotel.

The accompanying financial statements have been prepared for purposes of enabling Apple Eight Hospitality Ownership, Inc. to comply with certain requirements of the Securities and Exchange Commission.

(2)	Summary of Significant Accounting Policies

(a)	Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(b)	Cash and Cash Equivalents

Cash and cash equivalents include cash on hand, cash held in financial institutions, and other highly liquid short term investments with original maturities of three months or less when purchased.

(c)	Restricted Cash

Pursuant to note agreements, Carlton Hospitality, LLC is required to maintain certain cash reserves for the replacement of and additions to furniture, fixtures, and equipment. The unexpended reserve, classified as restricted cash, totaled $42,213 as of December 31, 2006.

(d)	Property and Equipment

Property and equipment are recorded at cost. Depreciation is computed on the straight-line basis and the double declining balance method over the following estimated useful lives:

Building and improvements	10 to 39 years
Furniture, fixtures, and equipment	3 to 7 years

Furniture, fixtures, and equipment consist primarily of room furniture, fixtures, kitchen equipment, computer equipment, and operating equipment. Operating equipment consists primarily of china, glassware, silverware, pots and pans, and linen and is depreciated over three to seven years.

Repairs and maintenance are charged to expense as incurred.

Costs directly associated with the acquisition, development, and construction of the Hotel properties are capitalized. Such costs include interest, property taxes, insurance, pre-acquisition expenditures, and other direct costs incurred during the construction period.

CARLTON HOSPITALITY, LLC

NOTES TO FINANCIAL STATEMENTS—(Continued)

Carlton Hospitality, LLC records impairment losses on property and equipment according to the provisions of statement of Financial Accounting Standards SFAS No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets. Whenever events or circumstances indicate that the carrying amount of property or equipment may not be fully recoverable, the carrying amount will be evaluated for impairment.

When the undiscounted cash flows estimated to be generated by such property and equipment (excluding interest) are less than its carrying amount, it is considered impaired and the related carrying value of the property and equipment is adjusted to its estimated fair value. Long-lived assets that are held for disposal are reported at the lower of the assets’ carrying amount or estimated fair value less estimated costs of disposal. The estimation of fair value is inherently uncertain and relies on assumptions regarding current and future economics, market conditions, and the availability of capital. The management of the Carlton Hospitality, LLC believes that there has been no impairment of the carrying value of its property and equipment assets as of December 31, 2006.

(e)	Other Assets

Other assets consist primarily of loan fees and license agreements which are being amortized on a straight line basis over the life of the related loan or license agreement. The straight line basis approximates the effective interest method of amortization for loan fees.

(f)	Income Taxes

No federal or state income taxes are payable by Carlton Hospitality, LLC, and therefore, no tax provision has been reflected in the accompanying financial statements. Any federal or state income taxes due are the responsibility of the members of Carlton Hospitality, LLC.

(g)	Fair Value of Financial Instruments

For certain financial instruments, including cash and cash equivalents, accounts receivable, accounts payable, and accrued liabilities, recorded amounts approximate fair value due to the relatively short-term nature of these instruments.

The fair value of the Carlton Hospitality, LLC’s long-term obligations are estimated based on the current rates available to the Carlton Hospitality, LLC for instruments of the same remaining maturities and terms. The estimated fair value of the Carlton Hospitality, LLC’s long term obligations as of December 31, 2006 is $6,200,000. Management believes that the interest rates on the Carlton Hospitality, LLC’s existing debt instruments approximate the rates it could obtain on a current basis. The fair value amount does not necessarily represent the amount that would be required to satisfy the debt obligation.

(h)	Revenue Recognition

Revenue is recognized as earned which generally occurs daily based upon room rentals and as other services are provided.

(3)	Franchise and License Agreements

The Hotel has a license agreement with Hilton Inns, Inc. (“Hilton”), a Delaware corporation, to operate the Hotel under the name Hilton Garden Inn. The license agreement has a 20 year term. The Hotel paid total initial fees of $60,000 to acquire the license agreement, which has been capitalized as other assets. The license

CARLTON HOSPITALITY, LLC

NOTES TO FINANCIAL STATEMENTS—(Continued)

agreement entitles Hilton to a monthly program fee equal to 4% of gross room revenues, as defined, in the license agreement. The amount of the monthly program fee is subject to change from time to time, with the increases not to exceed 1% of the Hotel’s gross room revenue in any calendar year, and the cumulative increases in the monthly program fee, during the term of the agreement, will not exceed 5% of gross room revenue.

The license agreement also requires payment to Hilton of monthly royalty fees equal to 5% of gross room revenues.

The license fee payments totaled $181,981 for the year ended December 31, 2006.

(4)	Long-Term Obligations

Long-term obligations consist of the following as of December 31, 2006:

2006
Mortgage note payable:
Interest only at WSJ prime rate plus 50 basis points payable monthly through May 1, 2007. Principal and interest payments at prime plus 50 basis points amortized over 20 years payable monthly commencing June 1, 2007 with a balloon payment due on May 31, 2011. Option to renew (with certain conditions being met) for an additional 5 years to May 31,2016. Secured by a mortgage on all real and personal property. A prepayment penalty of up to 3% may be imposed for early payoff of the note.	$6,200,000
Less current portion	(69,940)

$6,130,060

Long term obligation maturities as of December 31, 2006 are as follows:

Notes payable
2007	$69,940
2008	133,494
2009	144,215
2010	155,797
2011	5,696,554
Thereafter

$6,200,000

(5)	Lease Obligations

Carlton Hospitality , LLC has entered into a net/net land lease for the land on which the Hotel building and improvements are located. The term of the lease is for 85 years, ending on December 31, 2089. The basic rent under the lease is $3333.33. On the 5th anniversary of the lease (January 1, 2009), and on each 5th January 1 thereafter, the basic rent shall be increased by the percentage increase in the consumer price index from January 1, 2004. Carlton Hospitality, LLC, as lessee, is responsible for payment of all expenses of every kind associated with the land being leased. All ownership rights to the buildings and improvements remaining on the land at the lease termination date will transfer to the lessor.

CARLTON HOSPITALITY, LLC

NOTES TO FINANCIAL STATEMENTS—(Continued)

(6)	Commitments and Contingencies

(a)	Environmental Matters

Carlton Hospitality, LLC follows a policy of monitoring its property for the presence of hazardous or toxic substances. Carlton Hospitality, LLC is not aware of any environmental liability with respect to the property that would have a material adverse effect on Carlton Hospitality, LLC’s business, assets, or results of operations. There can be no assurance that such a material environmental liability does not exist. The existence of any such material environmental liability could have an adverse effect on Carlton Hospitality, LLC’s results of operations and cash flow.

(b)	General Uninsured Losses

Carlton Hospitality, LLC is covered by commercial liability, fire, and extended coverage with respect to the property. This coverage has policy specification and insured limits customarily carried for similar properties. However, certain types of losses (such as from hurricanes and floods) may be either uninsurable or not economically insurable. Further, the Hotel property is located in an area that is subject to hurricane activity and possible floods. Should the Hotel sustain damage as a result of a hurricane, or flood, Carlton Hospitality, LLC may incur losses due to insurance deductibles, co-payments on insured losses, or uninsured losses. In addition, although Carlton Hospitality, LLC’s existing policies of insurance covering property damage do not exclude coverage for acts of terrorism, it is possible that such an exclusion could be imposed by an insurance carrier upon future policy renewal, in which case any losses from acts of terrorism might be uninsured. Should an uninsured loss occur, Carlton Hospitality, LLC could lose some or all of its capital investment, cash flow, and anticipated profits related to the Hotel property.

(c)	Claims/Litigation

Certain claims have arisen against Carlton Hospitality, LLC in its normal course of business. Carlton Hospitality, LLC believes that such claims will not have a material adverse effect on Carlton Hospitality, LLC’s financial position, cash flow, or results of operations.

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the Members of

Rylie Properties, LLC:

We have audited the accompanying balance sheets of Hampton Inn, Dunn, North Carolina, (a hotel owned by Rylie Properties, LLC) as of December 31, 2007 and 2006, and the related statements of operations, owner’s equity, and cash flows for the years then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America as established by the American Institute of Certified Public Accountants. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Hampton Inn, Dunn, North Carolina as of December 31, 2007 and 2006, and the results of its operations and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

/s/ Grant Thornton LLP

Orlando, Florida

March 14, 2008

HAMPTON INN, DUNN, NORTH CAROLINA

BALANCE SHEETS

DECEMBER 31, 2007 AND 2006

	2007	2006
Assets
Property and equipment, net	$9,115,011	$9,433,473
Cash	98,344	131,860
Trade accounts receivable	33,509	17,601
Prepaid expenses and other assets	9,320	5,096
Intangible assets, net	122,677	173,784
Due from owner	20,807	20,807

Total assets	$9,399,668	$9,782,621

Liabilities and Owner’s Equity
Notes payable	$7,875,049	$7,950,419
Accounts payable and accrued expenses	354,409	542,224
Due to owner	313,500	198,500

Total liabilities	8,542,958	8,691,143
Commitments and contingencies (Note F)
Total owner’s equity	856,710	1,091,478

Total liabilities and owner’s equity	$9,399,668	$9,782,621

The accompanying notes are an integral part of these financial statements.

HAMPTON INN, DUNN, NORTH CAROLINA

STATEMENTS OF OPERATIONS

FOR THE YEARS ENDED DECEMBER 31, 2007 AND 2006

	2007	2006
Operating revenues:
Rooms	$2,407,844	$479,845
Other	29,883	5,881

Total revenues	2,437,727	485,726

Direct costs and expenses:
Rooms	485,123	119,924
Other	164,334	45,803

Total direct costs and expenses	649,457	165,727

Total operating revenues, less direct costs and expenses	1,788,270	319,999
Operating expenses:
Depreciation and amortization expense	337,813	118,989
Administrative and general	402,917	211,850
Utilities	104,079	35,822
Property taxes	81,582	7,102
Management and franchise fees	193,950	38,696
Sales and marketing	100,140	23,165
Insurance expenses	11,742	6,975

Total operating expenses	1,232,223	442,599

Operating income (loss)	556,047	(122,600)
Other expense:
Interest expense	(764,229)	(263,867)

Total other expense	(764,229)	(263,867)

Net loss	$(208,182)	$(386,467)

The accompanying notes are an integral part of these financial statements.

HAMPTON INN, DUNN, NORTH CAROLINA

STATEMENTS OF OWNER’S EQUITY

FOR THE YEARS ENDED DECEMBER 31, 2007 AND 2006

Total Owner’s Equity
Balance, December 31, 2005	$1,277,945
Contributions by owner	450,000
Distributions to owner	(250,000)
Net loss	(386,467)

Balance, December 31, 2006	1,091,478
Contributions by owner	50,000
Distributions to owner	(76,586)
Net loss	(208,182)

Balance, December 31, 2007	$856,710

The accompanying notes are an integral part of these financial statements.

HAMPTON INN, DUNN, NORTH CAROLINA

STATEMENTS OF CASH FLOWS

FOR THE YEARS ENDED DECEMBER 31, 2007 AND 2006

	2007	2006
Cash flows from operating activities:
Net loss	$(208,182)	$(386,467)
Adjustments to reconcile net loss to net cash (used in) provided by operating activities:
Depreciation and amortization expense	337,813	118,989
Amortization of loan cost	48,834	16,278
Changes in operating assets and liabilities:
Trade accounts receivable	(15,908)	(17,601)
Prepaid expenses and other assets	(4,224)	(5,096)
Accounts payable and accrued expenses	(187,815)	361,166

Net cash (used in) provided by operating activities	(29,482)	87,269

Cash flows from investing activities:
Purchase of property and equipment	(17,078)	(5,007,592)

Net cash used in investing activities	(17,078)	(5,007,592)

Cash flows from financing activities:
Owner contributions	50,000	450,000
Owner distributions	(76,586)	(250,000)
Due to/from related parties	115,000	135,414
(Payments) borrowings on notes payable	(75,370)	4,716,182

Net cash provided by financing activities	13,044	5,051,596

Net (decrease) increase in cash	(33,516)	131,273
Cash, beginning of year	131,860	587

Cash, end of year	$98,344	$131,860

Supplemental disclosure of cash flow information:
Cash paid for interest	$714,225	$689,162

The accompanying notes are an integral part of these financial statements.

HAMPTON INN, DUNN, NORTH CAROLINA

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2007 AND 2006

Note A—Hotel Organization

The Hampton Inn located in Dunn, North Carolina (the Hotel) is owned by Rylie Properties, LLC (the Company). The Company, a North Carolina limited liability company, was formed in 2003 for the purpose of constructing, owning and operating the Hotel, which consists of 120 rooms. The Hotel opened for operations in September 2006.

Note B—Summary of Significant Accounting Policies

Basis of Accounting

The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America. The following is a summary of the Hotel’s significant accounting policies:

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Property and Equipment

Property and equipment are recorded at cost less accumulated depreciation. Major repairs and improvements are capitalized and normal maintenance and repairs are charged to expense as incurred. Depreciation is computed principally by the straight-line method over the following estimated useful lives of the related assets:

Buildings and improvements	39 years
Furniture, fixtures and equipment	3-10 years

Depreciation expense related to property and equipment totaled approximately $335,500 and $116,700 for the years ended December 31, 2007 and 2006, respectively.

Costs incurred to construct the Hotel during 2005 and 2006 have been capitalized. The Hotel began depreciating property and equipment in September 2006, the month the Hotel opened for operations. Interest expense related to construction costs has been capitalized through September 2006. Total interest expense capitalized in 2006 was approximately $466,000.

Valuation of Long-Lived Assets

The Hotel periodically reviews long-lived assets to be held and used in operations for impairment whenever events or changes in circumstances indicate the carrying value of an asset may not be recoverable. An impairment loss is recognized when the estimated, undiscounted, future cash flows from the assets are less than the carrying value of the assets. Assets to be disposed of are reported at the lower of their carrying amount or fair value less cost to sell. As of December 31, 2007 and 2006, no impairment loss has been identified or recorded.

HAMPTON INN, DUNN, NORTH CAROLINA

NOTES TO FINANCIAL STATEMENTS—(CONTINUED)

DECEMBER 31, 2007 AND 2006

Trade Accounts Receivable

Trade accounts receivable are primarily comprised of trade receivables due from guests of the Hotel. The Hotel uses the allowance method to account for uncollectible receivables. As of December 31, 2007 and 2006 no allowance for doubtful accounts was determined to be necessary. Recoveries of trade receivables previously written off are recorded when received.

Intangible Assets

Deferred loan costs are amortized on a straight-line basis over the term of the loan. The straight-line basis approximates the effective interest method of amortization for loan costs. Capitalized franchise fees are amortized on a straight-line basis over the term of the franchise agreement. Interest expense related to the deferred loan costs totaled approximately $48,800 and $16,300 for the years ended December 31, 2007 and 2006, respectively. Approximately $32,600 was capitalized into property and equipment as interest expense during construction in 2006. Amortization expense related to the franchisee fees was approximately $2,300 for each of the years ended December 31, 2007 and 2006.

Revenue Recognition

Revenue is derived from hotel operations primarily consisting of the rental of rooms. Revenues are recognized when services have been provided. The Hotel presents sales and other taxes collected from customers on a net basis, accordingly such taxes are not included in revenues or cost of good sold.

Income Taxes

Income taxes on earnings are payable personally by the owner of the Hotel pursuant to an election under Section 701 of the Internal Revenue Code and the Hotel is not taxed as a corporation. Accordingly, no provision has been made for federal or state income taxes in these financial statements.

Advertising Expense

The Hotel expenses the cost of advertising as incurred. Advertising expense for the years ended December 31, 2007 and 2006 were approximately $59,700 and $22,900, respectively, and are included as part of administrative and general expenses in the accompanying statements of operations.

Recently Issued Accounting Pronouncements

In July 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation 48, Accounting for Uncertainty in Income Taxes: an interpretation of FASB Statement No. 109 (FIN 48), which clarifies SFAS 109, establishes the criterion that an individual tax position has to meet for some or all of the benefits of that position to be recognized in the Company’s financial statements. On initial application, FIN 48 will be applied to all tax positions for which the statute of limitations remains open. Only tax positions that meet the more-likely-than-not recognition threshold at the adoption date will be recognized or continue to be recognized. The cumulative effect of applying FIN 48 will be reported as an adjustment to retained earnings at the beginning of the period in which it is adopted. FIN 48 is effective for fiscal years beginning after December 15, 2007, and will be adopted by the Hotel effective January 1, 2008. The Hotel currently does not believe that the adoption of FIN 48 will have a significant impact on its financial statements.

HAMPTON INN, DUNN, NORTH CAROLINA

NOTES TO FINANCIAL STATEMENTS—(CONTINUED)

DECEMBER 31, 2007 AND 2006

In September 2006, the FASB issued Statement of Financial Accounting Standards (SFAS) No. 157, Fair Value Measurements (SFAS 157). SFAS 157 defines fair value, establishes a framework for measuring fair value and enhances disclosures about fair value measurements required under other accounting pronouncements, but does not change existing guidance as to whether or not an instrument is carried at fair value. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and will be adopted by the Hotel effective January 1, 2008. The Hotel is currently reviewing the provisions of SFAS 157 to determine the impact on its financial statements.

In February 2007, the FASB issued SFAS No. 159, The Fair Value Option for Financial Assets and Financial Liabilities (SFAS 159), which permits entities to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value. SFAS No. 159 is effective for fiscal years beginning after November 15, 2007, and will be adopted by the Hotel effective January 1, 2008. The Company is currently evaluating the impact of adopting SFAS 159 on its financial position, cash flows, and results of operations.

In December 2007, the FASB issued SFAS No. 141 (revised 2007), Business Combinations (Statement 141R). Statement 141R changes how a reporting enterprise will account for the acquisition of a business in fiscal years beginning after December 15, 2008. When effective, Statement 141R will replace existing Statement 141 in its entirety. Statement 141R will apply, prospectively, to business combinations with an acquisition date on or after the beginning of the first annual reporting period beginning after December 15, 2008, and will be adopted by the Hotel effective January 1, 2009. The Hotel is currently reviewing the provisions of SFAS 141R to determine its impact on its financial statements.

Note C—Property and Equipment

Property and equipment consists of the following at December 31:

	2007	2006
Land	$1,542,279	$1,542,279
Buildings and improvements	6,888,797	6,894,813
Furniture, fixtures and equipment	1,136,191	1,113,097

Total	9,567,267	9,550,189
Less—Accumulated depreciation	(452,256)	(116,716)

Property and equipment, net	$9,115,011	$9,433,473

Note D—Intangible Assets

Intangible assets consisted of the following at December 31:

	2007	2006
Deferred loan costs	$146,502	$146,502
Franchise fees	50,000	50,000
Less—Accumulated amortization	(73,825)	(22,718)

Total intangible assets, net	$122,677	$173,784

HAMPTON INN, DUNN, NORTH CAROLINA

NOTES TO FINANCIAL STATEMENTS—(CONTINUED)

DECEMBER 31, 2007 AND 2006

Note E—Notes Payable

	2007	2006
Note payable bearing variable interest rates which were 8.25% as of December 31, 2007 and 8.75% as of December 31, 2006, with monthly principal and interest installment payments of $63,367, with all remaining principal and interest due June 2010. This debt is guaranteed by certain members of Rylie Properties LLC.	$6,976,447	$7,042,919
Note payable bearing interest at 8% as of December 31, 2007 and 2006, with all remaining principal and interest due June 2012.	898,602	907,500

	$7,875,049	$7,950,419

Total interest expense for the years ended December 31, 2007 and 2006 was approximately $715,400 and $247,600, respectively. Total accrued interest as of December 31, 2007 and 2006 was approximately $56,000 and $55,000, respectively. The bank loans are collateralized by the respective hotel buildings, structures, and other tangible property.

Maturities of the loans are as follows:

2008	$191,999
2009	208,452
2010	6,575,996
2011	—
2012	898,602

$7,875,049

Note F—Commitments and Contingencies

Franchise Agreement

The Hotel paid approximately $50,000 for the initial franchise fee with Hilton Hotels Corporation and is obligated to pay monthly assessments to Hilton Hotels Corporation, in accordance with the franchise agreement. Under the agreement, the Hotel is obligated to pay a program fee and a royalty fee based on a percentage of gross rooms revenue. Expenses under the franchise agreement totaled approximately $96,300 and $19,300 for the years ended December 31, 2007 and 2006, respectively. The franchise agreement terminates on March 16, 2026.

Management Agreement

The Hotel is managed by Premier Hospitality Group, Inc. (the Manager), under a management agreement which expires on December 31, 2013 (the Management Agreement). The Manager operates the Hotel in accordance with the standards outlined in the Management Agreement. Under the Management Agreement, the Hotel pays a management fee based on a percentage of adjusted gross revenues derived from the operation of the Hotel, adjusted for certain expenses. Total management fees for the years ended December 31, 2007 and 2006 were approximately $97,600 and $19,400, respectively.

HAMPTON INN, DUNN, NORTH CAROLINA

NOTES TO FINANCIAL STATEMENTS—(CONTINUED)

DECEMBER 31, 2007 AND 2006

Note G—Employee Benefit Plans

The employees of the Hotel are included in retirement savings plans (the Plan) pursuant to Section 401(k) of the Internal Revenue Code. The Plan includes a deferred savings plan with a Hotel match. Employees may contribute a certain statutory maximum, which is set by law each year. At the discretion of the Hotel, employee contributions may be matched up to 3% of the employees pay. As of December 31, 2007 and 2006, no employees had elected to participate in the Plan.

Note H—Related Parties

The Hotel has outstanding non-interest bearing amounts due to/from various members of Rylie Properties, LLC for certain expenses of the Hotel paid by the various members. These are not considered equity contributions.

Note I—Subsequent Event

The Company sold the Hotel to Apple Eight Hospitality Ownership, Inc. for $12,500,000 on January 24, 2008. The net proceeds from the sale were used to repay the notes payable and other obligations with the remainder distributed to the owners.

APPLE REIT EIGHT, INC.

PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET AS OF DECEMBER 31, 2007 (UNAUDITED)

(IN THOUSANDS, EXCEPT SHARE DATA)

The following unaudited Pro Forma Condensed Consolidated Balance Sheet of Apple REIT Eight, Inc. gives effect to the following hotel acquisitions:

Franchise	Location	Gross Purchase Price (millions)	Actual Acquisition Date
Hampton Inn	Port Wentworth, GA	$10.8	January 2, 2008
Independent	New York, NY	99.0	January 4, 2008
Hilton Garden Inn	Annapolis, MD	25.0	January 15, 2008
Hampton Inn	Matthews, NC	11.3	January 15, 2008
Hampton Inn	Dunn, NC	12.5	January 24, 2008
Hilton Garden Inn	Tallahassee, FL	13.2	January 25, 2008
Hampton Inn	Concord, NC	9.2	March 7, 2008
SpringHill Suites	Sanford, FL	11.2	March 14, 2008

True North Hotels Portfolio (7 Hotels):
Residence Inn	Marlborough, MA	20.2	January 15, 2008
Hampton Inn & Suites	Westford, MA	15.3	March 6, 2008
SpringHill Suites	Overland Park, KS	8.9	March 17, 2008
Residence Inn	Kansas City, MO	17.4	Pending
Residence Inn	Overland Park, KS	15.9	Pending
Residence Inn	Westford, MA	14.9	Pending
Fairfield Inn & Suites	Overland Park, KS	12.1	Pending

Intermountain Hotels Portfolio (7 Hotels):
Fairfield Inn & Suites	Rogers, AR	8.0	February 29, 2008
Residence Inn	Rogers, AR	11.7	February 29, 2008
Courtyard	Texarkana, TX	12.9	March 7, 2008
TownePlace Suites	Texarkana, TX	9.1	March 7, 2008
Residence Inn	Springdale, AR	5.6	March 14, 2008
Courtyard	Wichita, KS	8.3	Pending
Residence Inn	Fayetteville, NC	12.2	Pending

Dimension Hotels Portfolio (4 Hotels):
Hilton Garden Inn	Sacramento, CA	27.6	March 7, 2008
Courtyard	Cypress, CA	29.0	Pending
Homewood Suties	San Jose, CA	19.5	Pending
Homewood Suties	Tukwila, WA	14.5	Pending

Total		$455.3

This Pro Forma Condensed Consolidated Balance Sheet also assumes all of the hotels had been leased to our wholly-owned taxable REIT subsidiaries pursuant to master hotel lease arrangements. The hotels acquired will be managed by affiliates of Newport Hospitality Group, Inc., Larry Blumberg & Associates, True North Hotel Group, Inc., White Lodging Services Corporation, McKibbon Hotel Group, Inc., Intermountain Management, LLC, Marriott International, Inc. and Dimension Development Company under separate management agreements.

Such pro forma information is based in part upon the historical Consolidated Balance Sheet of Apple REIT Eight, Inc. and the historical balance sheets of the hotel properties.

The following unaudited Pro Forma Condensed Consolidated Balance Sheet of Apple REIT Eight, Inc. is not necessarily indicative of what the actual financial position would have been assuming such transactions had been completed as of December 31, 2007, nor does it purport to represent the future financial position of Apple REIT Eight, Inc.

The unaudited Pro Forma Condensed Consolidated Balance Sheet should be read in conjunction with, and is qualified in its entirety by, the historical balance sheets of the acquired hotels, as included in this document.

BALANCE SHEET AS OF DECEMBER 31, 2007 (UNAUDITED)

(IN THOUSANDS, EXCEPT SHARE DATA)

	Company Historical Balance Sheet	Pro forma Adjustments		Total Pro forma
ASSETS
Investment in hotel properties, net	$87,310	$466,377	(A)	$553,687
Cash and cash equivalents	562,009	(426,544	)(C)	135,465
Other assets	21,452	—		21,452

Total Assets	$670,771	$39,833		$710,604

LIABILITIES AND SHAREHOLDERS’ EQUITY
Liabilities
Mortgage note payable—secured	$—	$39,594	(B)	$39,594
Accounts payable and accrued expenses	452	239	(B)	691

Total liabilities	452	39,833		40,285

Preferred stock, authorized 15,000,000 shares	—	—		—
Series A preferred stock, no par value, authorized 200,000,000 shares	—	—		—
Series B convertible preferred stock, no par value, authorized 240,000 shares	24	—		24
Common stock, no par value, authorized 200,000,000 shares	679,361	—		679,361
Distributions greater than net income	(9,066)	—		(9,066)

Total shareholders’ equity	670,319	—		670,319

Total liabilities and shareholders’ equity	$670,771	$39,833		$710,604

NOTES TO PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET (UNAUDITED)

(A)	The estimated total purchase price for the 26 properties that have been, or will be, purchased after December 31, 2007 consists of the following. This purchase price allocation is preliminary and subject to change.

(In thousands)	Port Wentworth, GA Hampton Inn	New York, NY Indpendent	Annapolis, MD Hilton Garden Inn	Matthews, NC Hampton Inn	Dunn, NC Hampton Inn	Tallahassee, FL Hilton Garden Inn	Concord, NC Hampton Inn	Sanford, FL SpringHill Suites	True North Hotels Portfolio	Intermountain Hotels Portfolio	Dimension Hotels Portfolio	Total Combined
Purchase price per contract	$10,780	$99,000	$25,000	$11,300	$12,500	$13,200	$9,200	$11,150	$104,400	$67,806	$90,630	$454,966
Other closing and capitalized costs (credits) incurred	108	455	254	(337)	237	119	46	56	498	422	453	2,311
Acquisition fee payable to Apple Suites Realty Group (2% of purchase price per contract)	216	1,980	500	226	250	264	184	223	2,088	1,356	1,813	9,100

Investment in hotel properties	11,104	101,435	25,754	11,189	12,987	13,583	9,430	11,429	106,986	69,584	92,896	466,377	(A)

Net other assets/(liabilities) assumed	—	(124)	5	(2)	12	(31)	(5,143)	—	(27,155)	(7,395)	—	(39,833	)(B)

Total purchase price	$11,104	$101,311	$25,759	$11,187	$12,999	$13,552	$4,287	$11,429	$79,831	$62,189	$92,896	$426,544	(C)

(B)	Represents other assets and liabilities assumed in the acquisition of the hotels including, mortgages payable, operational charges and credits and prepaid or accrued property taxes.

(C)	Represents the reduction of cash and cash equivalents by the amount utilized to fund the acquisitions.

APPLE REIT EIGHT, INC.

PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED)

FOR THE YEAR ENDED DECEMBER 31, 2007

(IN THOUSANDS, EXCEPT PER SHARE DATA)

The following unaudited Pro Forma Condensed Consolidated Statement of Operations of Apple REIT Eight, Inc. gives effect to the following hotel acquisitions:

Franchise	Location	Gross Purchase Price (millions)	Actual Acquisition Date
Courtyard	Somerset, NJ	$16.0	November 9, 2007
SpringHill Suites	Greensboro, NC	8.0	November 9, 2007
Courtyard	Harrisonburg, VA	23.2	November 16, 2007
Hampton Inn	Bowling Green, KY	18.8	December 6, 2007
Homewood Suites	Chattanooga, TN	8.6	December 14, 2007
Hampton Inn	Port Wentworth, GA	10.8	January 2, 2008
Independent	New York, NY	99.0	January 4, 2008
Hilton Garden Inn	Annapolis, MD	25.0	January 15, 2008
Hampton Inn	Matthews, NC	11.3	January 15, 2008
Hampton Inn	Dunn, NC	12.5	January 24, 2008
Hilton Garden Inn	Tallahassee, FL	13.2	January 25, 2008
Hampton Inn	Concord, NC	9.2	March 7, 2008
SpringHill Suites	Sanford, FL	11.2	March 14, 2008

True North Hotels Portfolio (7 Hotels):
Residence Inn	Marlborough, MA	20.2	January 15, 2008
Hampton Inn & Suites	Westford, MA	15.3	March 6, 2008
SpringHill Suites	Overland Park, KS	8.9	March 17, 2008
Residence Inn	Kansas City, MO	17.4	Pending
Residence Inn	Overland Park, KS	15.9	Pending
Residence Inn	Westford, MA	14.9	Pending
Fairfield Inn & Suites	Overland Park, KS	12.1	Pending

Intermountain Hotels Portfolio (7 Hotels):
Fairfield Inn & Suites	Rogers, AR	8.0	February 29, 2008
Residence Inn	Rogers, AR	11.7	February 29, 2008
Courtyard	Texarkana, TX	12.9	March 7, 2008
TownePlace Suites	Texarkana, TX	9.1	March 7, 2008
Residence Inn	Springdale, AR	5.6	March 14, 2008
Courtyard	Wichita, KS	8.3	Pending
Residence Inn	Fayetteville, NC	12.2	Pending

Dimension Hotels Portfolio (4 Hotels):
Hilton Garden Inn	Sacramento, CA	27.6	March 7, 2008
Courtyard	Cypress, CA	29.0	Pending
Homewood Suties	San Jose, CA	19.5	Pending
Homewood Suties	Tukwila, WA	14.5	Pending

Total		$529.9

This Pro Forma Condensed Consolidated Statement of Operations also assumes all of the hotels had been leased to our wholly-owned taxable REIT subsidiaries pursuant to master hotel lease arrangements. The hotels acquired will be managed by affiliates of Newport Hospitality Group, Inc., Larry Blumberg & Associates, True North Hotel Group, Inc., White Lodging Services Corporation, McKibbon Hotel Group, Inc., Intermountain Management, LLC, Marriott International, Inc. and Dimension Development Company under separate management agreements.

Such pro forma information is based in part upon the historical Consolidated Statement of Operations of Apple REIT Eight, Inc. and the historical Statements of Operations of the hotel properties.

The following unaudited Pro Forma Condensed Consolidated Statement of Operations of Apple REIT Eight, Inc. are not necessarily indicative of what the actual financial results would have been assuming such transactions had been completed as of January 1, 2007, nor do they purport to represent the future financial results of Apple REIT Eight, Inc.

The unaudited Pro Forma Condensed Consolidated Statement of Operations should be read in conjunction with, and is qualified in its entirety by, the historical Statements of Operations of the acquired hotels, as included in this document.

PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED)

FOR THE YEAR ENDED DECEMBER 31, 2007

(IN THOUSANDS, EXCEPT PER SHARE DATA)

	Company Historical Statement of Operations	TLC Somerset, S.M.L.L.C. Somerset, NJ Courtyard (A)	Newport Patriot, L.L.C. Bowling Green, KY Hampton Inn (A)	Amtel Associates, LLC Chattanooga, TN Homewood Suites (A)	BRR Greensboro, S.M.L.L.C. & BRR Harrisonburg, S.M.L.L.C. SpringHill Suites and Courtyard (A)	Newport Historic, L.L.C., Newport Virginian, L.L.C. & Newport Savannah, L.L.C. Port Wentworth, GA Hampton Inn (A)	Hotel 57 New York, NY Indpendent (A)
Revenue:
Room revenue	$1,385	$4,181	$3,181	$2,011	$5,395	$2,942	$12,702
Other revenue	100	429	51	50	239	40	2,153

Total revenue	1,485	4,610	3,232	2,061	5,634	2,982	14,855

Expenses
Operating expenses	769	2,284	1,343	725	2,002	1,058	11,416
General and administrative	1,046	463	315	178	574	382	2,051
Management and franchise fees	117	432	252	260	764	390	501
Taxes, insurance and other	165	198	78	164	135	160	531
Depreciation of real estate owned	333	180	208	—	319	299	2,604

Interest, net	(6,343)	507	152	375	321	397	4,421

Total expenses	(3,913)	4,064	2,348	1,702	4,115	2,686	21,524
Income tax expense	—	—	57	—	35	—	—

Net income (loss)	$5,398	$546	$827	$359	$1,484	$296	$(6,669)

Basic and diluted earnings (loss) per common share	$0.35

Weighted average common shares outstanding—basic and diluted	15,376

PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED)—(CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2007

(IN THOUSANDS, EXCEPT PER SHARE DATA)

	Charlotte/ Matthews—Hilton Hampton Inn (A)	Riva Hospitality, LLC Annapolis, MD Hilton Garden Inn (A)	Dunn, NC Hampton Inn (A)	Carlton Hospitality, LLC Tallahassee, FL Hilton Garden Inn (A)	Concord, NC Hampton Inn (A)	Sanford, FL SpringHill Suites (A)	True North Hotels Portfolio (7 Hotels) (A)
Revenue:
Room revenue	$2,610	$1,557	$2,408	$2,700	$2,245	$2,500	$18,275
Other revenue	70	69	30	318	54	113	95

Total revenue	2,680	1,626	2,438	3,018	2,299	2,613	18,370

Expenses
Operating expenses	876	992	854	1,422	707	1,290	8,126
General and administrative	273	307	403	115	201	86	1,392
Management and franchise fees	218	197	194	258	288	308	1,761
Taxes, insurance and other	85	60	93	218	101	242	908
Depreciation of real estate owned	136	608	338	841	248	221	2,501
Interest, net	181	393	764	541	249	(17)	3,612

Total expenses	1,769	2,557	2,646	3,395	1,794	2,130	18,300

Income tax expense	—	—	—	—	—	—	—

Net income (loss)	$911	$(931)	$(208)	$(377)	$505	$483	$70

Basic and diluted earnings (loss) per common share
Weighted average common shares outstanding—basic and diluted

PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED)—(CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2007

(IN THOUSANDS, EXCEPT PER SHARE DATA)

	Intermountain Hotels Portfolio (7 Hotels) (A)	Dimension Hotels Portfolio (4 Hotels) (A)	Pro forma Adjustments		Total Pro forma
Revenue:
Room revenue	$15,158	$20,378	$—		$99,628
Other revenue	454	2,055	—		6,320

Total revenue	15,612	22,433	—		105,948

Expenses
Operating expenses	5,950	7,338	—		47,152
General and administrative	2,138	3,718	2,000	(B)	15,642
Management and franchise fees	1,482	2,382	—		9,804
Taxes, insurance and other	855	811	—		4,804
Depreciation of real estate owned	1,886	3,509	(14,231	)(C)	15,769
			15,769	(D)
Interest, net	2,850	3,362	(10,357	)(E)	1,408

Total expenses	15,161	21,120	(6,819)		94,579
Income tax expense	—	—	(92	)(G)	—

Net income (loss)	$451	$1,313	$6,911		$11,369

Basic and diluted earnings (loss) per common share					$0.22

Weighted average common shares outstanding—basic and diluted			35,766	(F)	51,142

NOTES TO PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED):

(A)	Represents results of operations for the hotels on a pro forma basis as if the hotels were owned by the Company at January 1, 2007 for the respective period prior to acquisition by the Company. The Company was initially formed on January 22, 2007, and had no operations before that date. Additionally, two properties began operations during 2007, and one property remained under construction as of December 31, 2007. Therefore, these hotels had limited historical operational activity prior to their opening. The properties and their applicable status are as follows: Annapolis, MD Hilton Garden Inn, opened June 2007, Westford, MA Hampton Inn & Suties, opened August 2007 and Overland Park, KS Fairfield Inn & Suites is under construction.

(B)	Represents adjustments to level of administrative and other costs associated with being a public company and owning additional properties, including the advisory fee, accounting and legal expenses, net of cost savings derived from owning multiple operating properties.

(C)	Represents elimination of historical depreciation and amortization expense of the acquired properties.

(D)	Represents the depreciation on the hotels acquired based on the purchase price allocation to depreciable property and the dates the hotels began operation. The weighted average lives of the depreciable assets are 39 years for building and seven years for furniture, fixtures and equipment (FF&E). These estimated useful lives are based on management’s knowledge of the properties and the hotel industry in general.

(E)	Interest expense related to prior owner’s debt which was not assumed has been eliminated. Interest income has been adjusted for funds used to acquire properties as of January 1, 2007, or the dates the hotels began operations.

(F)	Represents the weighted average number of shares required to be issued to generate the purchase price of each hotel, net of any debt assumed. The calculation assumes all properties were acquired on the latter of January 1, 2007, or the dates the hotels began operations.

(G)	Estimated income tax expense of our wholly owned taxable REIT subsidiaries is zero based on the contractual agreements put in place between the Company and our lessees, based on a combined tax rate of 40% of taxable income. Based on the terms of the lease agreements, our taxable subsidiaries would have incurred a loss during these periods. No operating loss benefit has been recorded as realization is not certain.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Apple REIT Eight, Inc.

By:	/s/ Glade M. Knight
Glade M. Knight, Chief Executive Officer March 28, 2008